Exhibit 10.21

Power of Attorney

The undersigned, Xueling Li, a Chinese citizen, and a holder of 97.7% of the entire registered capital in Beijing Tuda Science and Technology Company Limited (“Beijing Tuda”) (the “Shareholding”), hereby irrevocably authorize Duowan Entertainment Information Technology (Beijing) Company Limited (“Duowan Beijing”) to exercise the following rights relating to the Shareholding during the term of this Power of Attorney:

Duowan Beijing is hereby authorized to act on behalf of the undersigned as the sole and exclusive agent with respect to all matters concerning the Shareholding, including, but not limited to: 1) attend shareholders’ meetings of Beijing Tuda; 2) exercise all the shareholder’s rights and shareholder’s voting rights of the undersigned under laws and the articles of association of Beijing Tuda, including, but not limited to, the sale or transfer or pledge or disposition of all or any part of the Shareholding; and 3) designate and appoint on behalf of the undersigned the legal representative (chairperson), directors, supervisors, the chief executive officer and other senior management members of Beijing Tuda.

Without limiting the generality of the powers granted hereunder, Duowan Beijing shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which the undersigned is required to be a party, on behalf of the undersigned, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which the undersigned is a party.

All the actions associated with the Shareholding conducted by Duowan Beijing shall be deemed as the actions of the undersigned, and all the documents related to the Shareholding executed by Duowan Beijing shall be deemed to be executed by the undersigned. The undersigned hereby acknowledge and ratify those actions and/or documents by Duowan Beijing.

Duowan Beijing is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to or obtaining consent from the undersigned.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as the undersigned is a shareholder of Beijing Tuda.

During the term of this Power of Attorney, the undersigned hereby waives all the rights associated with the Shareholding, which have been authorized to Beijing Duowan through this Power of Attorney, and shall not exercise such rights by itself.

By:	/s/ Xueling Li

Dated:	May 27, 2011

Power of Attorney

The undersigned, Bin Zhao, a Chinese citizen, and a holder of 1.5334% of the entire registered capital in Beijing Tuda Science and Technology Company Limited (“Beijing Tuda”) (the “Shareholding”), hereby irrevocably authorize Duowan Entertainment Information Technology (Beijing) Company Limited (“Duowan Beijing”) to exercise the following rights relating to the Shareholding during the term of this Power of Attorney:

Duowan Beijing is hereby authorized to act on behalf of the undersigned as the sole and exclusive agent with respect to all matters concerning the Shareholding, including, but not limited to: 1) attend shareholders’ meetings of Beijing Tuda; 2) exercise all the shareholder’s rights and shareholder’s voting rights of the undersigned under laws and the articles of association of Beijing Tuda, including, but not limited to, the sale or transfer or pledge or disposition of all or any part of the Shareholding; and 3) designate and appoint on behalf of the undersigned the legal representative (chairperson), directors, supervisors, the chief executive officer and other senior management members of Beijing Tuda.

Without limiting the generality of the powers granted hereunder, Duowan Beijing shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which the undersigned is required to be a party, on behalf of the undersigned, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which the undersigned is a party.

All the actions associated with the Shareholding conducted by Duowan Beijing shall be deemed as the actions of the undersigned, and all the documents related to the Shareholding executed by Duowan Beijing shall be deemed to be executed by the undersigned. The undersigned hereby acknowledge and ratify those actions and/or documents by Duowan Beijing.

Duowan Beijing is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to or obtaining consent from the undersigned.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as the undersigned is a shareholder of Beijing Tuda.

During the term of this Power of Attorney, the undersigned hereby waives all the rights associated with the Shareholding, which have been authorized to Beijing Duowan through this Power of Attorney, and shall not exercise such rights by itself.

By:	/s/ Bin Zhao

Dated:	May 27, 2011

Power of Attorney

The undersigned, Jin Cao, a Chinese citizen, and a holder of 0.7666% of the entire registered capital in Beijing Tuda Science and Technology Company Limited (“Beijing Tuda”) (the “Shareholding”), hereby irrevocably authorize Duowan Entertainment Information Technology (Beijing) Company Limited (“Duowan Beijing”) to exercise the following rights relating to the Shareholding during the term of this Power of Attorney:

Duowan Beijing is hereby authorized to act on behalf of the undersigned as the sole and exclusive agent with respect to all matters concerning the Shareholding, including, but not limited to: 1) attend shareholders’ meetings of Beijing Tuda; 2) exercise all the shareholder’s rights and shareholder’s voting rights of the undersigned under laws and the articles of association of Beijing Tuda, including, but not limited to, the sale or transfer or pledge or disposition of all or any part of the Shareholding; and 3) designate and appoint on behalf of the undersigned the legal representative (chairperson), directors, supervisors, the chief executive officer and other senior management members of Beijing Tuda.

Without limiting the generality of the powers granted hereunder, Duowan Beijing shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which the undersigned is required to be a party, on behalf of the undersigned, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which the undersigned is a party.

All the actions associated with the Shareholding conducted by Duowan Beijing shall be deemed as the actions of the undersigned, and all the documents related to the Shareholding executed by Duowan Beijing shall be deemed to be executed by the undersigned. The undersigned hereby acknowledge and ratify those actions and/or documents by Duowan Beijing.

Duowan Beijing is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to or obtaining consent from the undersigned.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as the undersigned is a shareholder of Beijing Tuda.

During the term of this Power of Attorney, the undersigned hereby waives all the rights associated with the Shareholding, which have been authorized to Beijing Duowan through this Power of Attorney, and shall not exercise such rights by itself.

By:	/s/ Jin Cao

Dated:	May 27, 2011

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